UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549
                            __________________________

                                     FORM 8-K

                                   CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934
                            _________________________

        Date of Report (Date of earliest event reported): February 1, 2005

                                     MERISEL, INC.
               (Exact name of registrant as specified in its charter)

            Delaware               01-17156            95-4172359
         (State or other          (Commission      (I. R. S. Employer
         jurisdiction  of         File Number)     identification No.)
          incorporation)

                    1500 Hughes Way                       90810
                Long Beach, California                 (Zip Code)
                 (Address of principal
                  executive offices)
                            __________________________

       Registrant's telephone number, including area code: (310) 765-4654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below) :

___Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
___Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
___Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))
___Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

                     INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01  Changes in Registrant's Certifying Accountant

     On February 1, 2005, the Audit Committee of the Company's Board of Directors selected and retained the independent registered public accounting firm of BDO Seidman, LLP ("BDO") as its independent auditors. BDO will audit the Company's financial statements for the fiscal year ended December 31, 2004. A copy of the press release announcing such engagement is attached hereto as
Exhibit 99.1

     During the two most recent fiscal years ended December 31, 2004 and December 31, 2003 and the subsequent interim period prior to engaging BDO, the Company did not consult with BDO on any matters set forth in Section 304(a)(2)(i) or (ii) of Regulation S-K.


Item 9.01  Financial Statements and Exhibits

(c)   Exhibits

99.1  Press release of Merisel, Inc. dated February 3, 2005

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   MERISEL, INC.

                                   /s/ Allyson Vanderford
Date: February 3, 2005             By:---------------------------------
                                   Name:  Allyson Vanderford
                                   Title: Vice President, Finance and Treasurer


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                              EXHIBIT INDEX
Exhibit Number     Exhibit Description
99.1               Press Release of Merisel, Inc. dated February 3, 2005


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